Exhibit 10.3

FIFTH AMENDMENT OF SECURITY AGREEMENT

This Fifth Amendment of Security Agreement (“Fifth Amendment”) is made as of April 15, 2009 by BioTime, Inc., as the “Debtor,” in favor and for the benefit of each “Secured Party,” and amends that certain Third Amended and Restated Security Agreement, March 31, 2008, as amended by that certain Fourth Amendment of Security Agreement.

1.           “Security Agreement” means the Third Amended and Restated Security Agreement, March 31, 2008, as amended by the Fourth Amendment of Security Agreement and this Fifth Amendment.

2.           “Credit Agreement” means that certain Third Amended and Restated Revolving Line of Credit Agreement, dated March 31, 2008, as amended by the Fourth Amendment of Revolving Line of Credit Agreement and the Fifth Amendment of Revolving Line of Credit Agreement.

3.           “Secured Party” means, individually and collectively, each person who has executed the Credit Agreement as a Lender.

4.           “Note” has the meaning ascribed in the Credit Agreement.

5.           Except as amended or modified by this Fifth Amendment, all provisions of the Security Agreement in effect prior to the date of this Fifth Amendment remain in effect.

DEBTOR

BIOTIME, INC.

By:       /s/ Steven A. Seinberg
Chief Financial Officer

By:       /s/ Judith Segall
Secretary